UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Kindred Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

Elanco Animal Health Incorporated

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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This communication relates to the proposed acquisition of Kindred Biosciences, Inc. (“KindredBio”) by Elanco Animal Health Incorporated (“Elanco” and such proposed acquisition, the “Merger”). The following social media posts have been made available by Elanco or its representatives relating to the Merger.

Twitter

Elanco: Elanco Announces Agreement to Acquire Kindred Biosciences. Read more on how the acquisition further accelerates Elanco’s expansion in the attractive pet health market, particularly in the fast-growing billion-dollar dermatology category. $ELAN #WeAreElanco https://t.co/azfNy4Yqp0?amp=1

Jeffrey Simmons: This strategic, highly complementary combination is focused in one of the most exciting spaces in pet health, and one where we see a strategic imperative to build a differentiated competitive offering. https://twitter.com/Elanco/status/1405113883161935878

Facebook

Elanco: Elanco Announces Agreement to Acquire Kindred Biosciences. Read more on how the acquisition further accelerates Elanco’s expansion in the attractive pet health market, particularly advancing Elanco’s presence in the fast-growing billion-dollar dermatology category. #WeAreElanco https://elanco.com/en-us/news/elanco-announces-agreement-to-acquire-kindred-biosciences?fbclid=IwAR2l-3IzHnqbeFkrqt6CN9BC0lseO9SbbD6gs98oZRXT6VN6arPmmcoJnNo

LinkedIn

Elanco: Elanco Announces Agreement to Acquire Kindred Biosciences. Read more on how the acquisition further accelerates Elanco’s expansion in the attractive pet health market, particularly advancing Elanco’s presence in the fast-growing billion-dollar dermatology category. #WeAreElanco #Biotech #Innovation https://lnkd.in/e8FsR67

Jeffrey Simmons: In my more than 30 years in animal health, I've seen trends come and go, but I have never felt such clear conviction - this acquisition represents the acceleration of our next era of pet health growth. Not only do we expect it to generate meaningful margin and earnings accretion over time, but it will position Elanco for sustainable success as we continue to build a leading independent animal health company. https://elanco.com/en-us/news/elanco-announces-agreement-to-acquire-kindred-biosciences

Aaron Schact: Exciting news! https://www.businesswire.com/news/home/20210616005286/en/Elanco-Announces-Agreement-to-Acquire-Kindred-Biosciences

Eric Young: Proud to be part of the transaction deal team for the agreement announced today for Elanco to acquire Kindred Biosciences. #Innovation #Teamwork #Expansion

https://www.linkedin.com/feed/update/urn:li:activity:6810879571328589824/

Justine Conway: Another exciting day for innovation at Elanco…and an amazing next step in our partnership with KindredBio. We are excited to bring these products to market. https://elanco.com/en-us/news/elanco-announces-agreement-to-acquire-kindred-biosciences

Judith Garritzmann: Exiting News. https://www.businesswire.com/news/home/20210616005286/en/Elanco-Announces-Agreement-to-Acquire-Kindred-Biosciences#.YMna2hZTrok.linkedin

Sebastian Kuszmierczyk: Another significant milestone for Elanco! [Repost of Aaron Schact: Exciting news! https://www.businesswire.com/news/home/20210616005286/en/Elanco-Announces-Agreement-to-Acquire-Kindred-Biosciences]

Important Information for Investors and Stockholders

This communication does not constitute a solicitation of any vote or approval in connection with the Merger. KindredBio intends to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, KINDREDBIO’S STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KINDREDBIO AND THE PROPOSED MERGER. The proposals for the Merger will be made solely through the proxy statement. Investors and stockholders may obtain copies of the proxy statement and other documents filed with the SEC by KindredBio (when they became available) free of charge from the SEC’s website at www.sec.gov or by accessing KindredBio’s website at www.kindredbio.com. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from Investor Relations at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, CA 94010.  Copies of the documents filed with the SEC by Elanco (when they become available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing Elanco’s website at www.elanco.com.

Participants in the Merger Solicitation

Elanco, KindredBio, and certain of their directors, executive officers and employees may be considered participants in the solicitation of proxies from KindredBio’s stockholders with respect to the proposed transactions. Information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of KindredBio’s stockholders in connection with the proposed Merger and a description of their direct and indirect interests therein, by security holdings or otherwise, will be set forth in the definitive proxy statement that KindredBio intends to file with the SEC when it becomes available. Information about Elanco’s directors and executive officers is set forth in Elanco’s definitive proxy statement for its 2021 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2021. Information about KindredBio’s directors and executive officers is set forth in KindredBio’s definitive proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021. These documents may be obtained as indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this communication that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on our current beliefs and expectations. These forward-looking statements include, without limitation, statements regarding the proposed acquisition of KindredBio, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that Elanco believes or anticipates will or may occur in the future. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements. These factors include risks and uncertainties related to, among other things: uncertainties as to the timing of the Merger; the possibility that competing acquisition proposals will be made; the inability to complete the Merger due to the failure to obtain KindredBio’s stockholder adoption of the Merger Agreement or the failure to satisfy other conditions to completion of the Merger, including required regulatory approvals; the failure of the transaction to close for any other reason; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, customers, vendors and other business partners; the risk that stockholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; diversion of management’s attention from ongoing business concerns and other risks and uncertainties that may affect future results of the combined company, including the risks described in the section entitled “Risk Factors” in Elanco’s and KindredBio’s Annual Reports on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021. All forward-looking statements are qualified in their entirety by this cautionary statement and neither Elanco nor KindredBio undertake any obligation to revise or update this communication to reflect events or circumstances after the date hereof, except as required by law.